UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2007 (April 9, 2007)

SOLAR ENERTECH CORP.
(Exact name of Registrant as Specified in its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

000-51717	98-0434357
(Commission File Number)	(I.R.S. Employer Identification Number)

     1600 Adams Drive
Menlo Park, CA 94025
(Address of Principal Executive Offices, including Zip Code)

(650) 688-5800
(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) .

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)).

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     Pursuant to verbal discussions on April 9, 2007, by and between Solar Enertech Corporation (the "Company") and the Company's independent registered public accounting firm, Malone & Bailey PC ("M&B"), M&B advised the Company that its audit report covering the Company's financial statements for the fiscal year ended September 30, 2006 should not be relied upon and would be immediately withdrawn.

     A review initiated by M&B of the Company’s financial statements for the fiscal year ended September 30, 2006 identified certain individual transfers of the Company’s common stock during the Company’s 4th fiscal quarter of 2006 directly from Mr. Leo Shi Young, the Company's Preisident and Chief Executive Officer, to certain Company employees for services provided to the Company, which the Company did not record as compensation expense in accordance with U.S. generally accepted accounting principles.

     This review was completed on April 9, 2007 and did not find any intentional failure to record the compensation expense. It was determined that the failure to record the transfer of common stock from Mr. Young to certain Company employees resulted primarily from the shares not being issued directly from the Company.

     Staff Accounting Bulletin 107 requires that share-based payments awarded to an employee of the Company by a related party, in this instance from Mr. Young, as compensation for services provided to the Company, be accounted for as a share-based payment effectively made by the Company to its employees in exchange for services rendered.

     As a result, the Company expects to restate its audited 2006 financial statements and has determined that the financial statements for the fiscal year ended September 30, 2006 should no longer be relied upon. Additionally, because of the Company’s failure to record the share-based payments as compensation expense was not discovered until April 9, 2007, the Company expects to restate its unaudited financial statements for the first quarter of the fiscal year ending September 30, 2007, and has determined that the financial statements contained within the Company’s 10-QSB for the first quarter of the fiscal year ending September 30, 2007 should no longer be relied upon. M&B has discussed these matters with Mr. Young the President, Chief Executive Officer and Director of the Company.

     It should be specifically noted that as a result of this accounting entry the Company will record a non-cash expense for the fiscal year ended September 30, 2006.

Item 9.01. Financial Statements and Exhibits.

Not applicable.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR ENERTECH CORP.

Date: April 13, 2007	By: /s/ Leo Shi Young
Name: Leo Shi Young
Title: President